UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2024
Seelos Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
Nevada	000-22245	87-0449967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Park Avenue, 2nd Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 293-2100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.
Seelos Therapeutics, Inc. (the “Company”) has established September 27, 2024 as the date of the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), and August 19, 2024 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. The time, place and detailed information regarding the proposals to be presented at the Annual Meeting will be set forth in a Definitive Proxy Statement on Schedule 14A to be filed with the Securities and Exchange Commission.
Because the date of the Annual Meeting will be more than 30 days from the anniversary of the Company’s 2023 annual meeting of stockholders, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Exchange Act will be 5:00 p.m. Pacific Time on Monday, August 19, 2024. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities Exchange Act of 1934, as amended, in order to be eligible for inclusion in the proxy materials for the Annual Meeting.
In addition, in accordance with the Company’s amended and restated bylaws, as amended (“Bylaws”), any stockholder who intends to nominate a person for election as a director or submit a proposal for inclusion at the Company’s Annual Meeting must provide notice (“Stockholder Notice”) on or before 5:00 p.m. Pacific Time on Monday, August 19, 2024. Any Stockholder Notice must comply with the specific requirements set forth in the Company’s Bylaws in order to be considered at the Annual Meeting. Any such proposal shall be mailed to: Seelos Therapeutics, Inc., 300 Park Avenue, 2nd Floor, New York, NY 10022, Attn.: Corporate Secretary.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Seelos Therapeutics, Inc.

Date: August 8, 2024	By:	/s/ Michael Golembiewski
Name: Michael Golembiewski
Title: Chief Financial Officer